UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Ryerson Inc.

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ryerson Inc. posted the following presentation on its Internet website at www.ryerson.com:

1 Your Vote: Key Points to Consider

Key Stockholder Meeting Dates
• August 23, 2007 – Annual Meeting to elect
Directors
• Expected October/November 2007 – Special
Meeting to vote on Sale of Ryerson to
Platinum Equity for $34.50 per share.
To Preserve Your Right to Vote on the Sale to Platinum LATER,
Vote the WHITE Card NOW

Ryerson Has Steadily Improved Financial
Returns and in 1H 07 Exceeded Most Peers
Initiatives
$85mm Restructuring
$50mm of annualized
synergies from
Integris acquisition
Source: Company reports
Notes:   1    Calculated as tax-effected FIFO EBIT/average invested capital
2    Peer group: SHLO (Shiloh Industries), ROCK (Gibraltar Industries), WOR (Worthington Industries), TONS (Novamerican), SMT (Samuel Manu-Tech), MUSA (Metals
USA), ZEUS (Olympic Steel), RUS (Russel Metals), RS (Reliance Steel & Aluminum), CAS (A M Castle)
Consolidated over 20 locations
Centralized shared services (credit, IT, accounting,
purchasing, HR)
Increased local accountability for customer service
Strategic sourcing
Created backbone for future acquisitions—J&F
Steel (2004), Integris Metals (2005) and Lancaster
Steel (2006)
Supplier leverage
Reduced overhead
Consolidated 5 service
centers
After Tax Return on Invested
Capital¹
(LIFO companies adjusted to FIFO)
Sale of Inland Steel
Acquired Thypin Steel,
Washington Specialty Metals
and Cardinal Metals
1H 2007
4.4
5.5
8.2
8.4
8.8
10.3
10.5
11.1
12.0
16.4
20.2
0
2
4
6
8
10
12
14
16
18
20
22
SHLO ROCK WOR TONS SMT MUSA ZEUS RUS RYI RS CAS
(10)
(5)
0
5
10
15
1998 1999 2000 2001 2002 2003 2004 2005 2006 1H
2007
25.7%
~
~

Improving Performance Has Also Been Reflected in
Ryerson’s Stock Price, Which Outperforms the Peer
Group
Peers include: A.M. Castle, Gibraltar, Novamerican, Olympic, Reliance, Russel, Samuel Manu-Tech,
Shiloh Industries, Steel Technologies and Worthington: market cap weighted
Price = $25.09
Transaction w/Platinum Price = $34.50
Dec-06
0
50
100
150
200
250
300
350
Dec-03 Jul-04   Feb-05   Aug-05 Mar-06 Sep-06
Ryerson Peers S&P 500 $34.50

Timing is Appropriate to Consider a
Sale
• Industry volume has shown recent declines
• Metal pricing at or near peak and softening
• Many of the benefits of strategic initiatives
have already been realized
• Ryerson already performing better than most
public competitors
Now is the Right Time to sell at a Fair Price

The Board Followed a Deliberate and
Exhaustive Process to Determine the
Best Outcome for Stockholders
I. Board conducted a thorough, unbiased and public
auction to attain the highest available price
• 55 parties contacted (23 mills, 6 service centers, and 26
private equity)
• Interested parties had extensive access to management,
comprehensive due diligence material and site visits
II. Extensive negotiation process conducted at Board’s
direction
• Board met 30 times between January 10 and July 24
• Negotiated with other bidders as well as Platinum
III. Board determined it was in best interest of stockholders to accept Platinum offer of $34.50
• Platinum provided the highest price, backed by a
commitment letter from its bank
• Platinum offer not contingent on further due diligence,
financing or Ryerson management employment
• Platinum offer included a “go shop” through 8/18/07 and a
“no shop” period with modest breakup fees

Ryerson Stock Price
2003 Average
2004 Average
2005 Average
2006 Average
Pre-Harbinger amended 13d filing (12/31/06)
Post-Harbinger proxy contest (1/3-1/9/07)
Pre-Strategic Initiatives (2/13/07)
Platinum Transaction Price
Pre-Announcement (7/23/07)

RYERSON

The Platinum Transaction Price Reflects a Premium
to Ryerson’s Unaffected Trading Range
Platinum Transaction Price = $34.50
15%
Premium
35%
Premium
38%
Premium
37%
Premium
7.66
13.85
16.64
25.21
25.09
25.47
29.97
34.50
34.96
0
5
10
15
20
25
30
35
40

EV/LTM EBITDA (x)
Chapel Steel1/Reliance Steel & Aluminum
Metals USA/Apollo Management
PNA Group/Platinum Equity
Pitts-Des Moines/Reliance Steel & Aluminum
Earle M. Jorgensen2/Reliance Steel & Aluminum
Edgen Corp./Jefferies Capital
Leroux Steel3/Russel Metals
Transtar Metals4/A.M. Castle
Integris Metals1/Ryerson Tull
Novamerican Steel/Symmetry Holdings
Ryerson/Platinum (6/30 LTM)
Ryerson/Platinum (3/31 LTM)

8 Platinum’s Price for Ryerson Compares Favorably with
other Transactions in the Metal Service Center Industry
Source: Based on reported financials adjusted for one-time items
1. Annualized 1H2005 results
2. Adjusted for impact of company-owned life insurance plan
3. Normalized financials are average of prior 5 years
4. Annualized 1H2006 results
3.5
4.0
4.9
5.2
5.7
6.0
6.2 6.2
6.3
7.4
7.7
9.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
Mean 5.5
Median 5.9

Vote for the Ryerson Board:  Vote
ONLY the WHITE Card
The Ryerson Directors:
• Are accomplished executives with significant public board and management experience
• Have consistently brought on new directors (5 in the last 4 years) to bring new insights and diligence
• Are actively involved in guiding the direction of the company through strategy development, acquisitions, international expansion and leadership development.
• Closely monitor implementation of the strategy and operating results
• Receive very high ISS governance ratings:  Ryerson outperforms 99.9% of the companies in the S&P 600 and 99.4% of the companies in the Materials
Group according to ISS.
• Support the sale to Platinum at $34.50
Most importantly, they have achieved results…Ryerson has shown consistently improving financial results vs. its industry peers

REJECT the Harbinger Slate:  Do NOT
Vote ANY on the GREEN Card
• Harbinger has not stated a position on the sale to Platinum…they would have the right to terminate the deal without a shareholder vote…without YOUR vote
• We believe Harbinger cannot improve upon the exhaustive auction and go shop process already followed by the Ryerson Board
• Harbinger has no plan, strategy or management team ready to give you more than $34.50 if they terminate the sale to Platinum
• $900 million of debt would come due and likely become more expensive upon a change of control of the Board…Harbinger has not stated how they would refinance this in today’s uncertain credit market
Do NOT give Harbinger control with no Premium to you

11 Leading, independent proxy advisory firms
agree.  After exhaustive review and analysis,
they reject the majority slate proposed by
Harbinger
•The proposed Harbinger slate has
"not presented any plan on how they would
manage the company after assuming control ... makes it difficult to ascertain how their nominees would create value or manage the company." –
Institutional Shareholder Services
•Voting for Harbinger’s slate
“is not in the best interest of the Company and its
shareholders.  We believe that the proponents’ actions delay or impede the
Company’s efforts to maximize the value of shareholders’ investments -
Egan-
Jones
•On composition of Ryerson’s
Board,
“…given the upcoming vote on the deal
and the potential risk involved in modifying the composition of the board at this time, we support management’s nominees.” –
Proxy Governance
REJECT the Harbinger Slate:
Do NOT Vote ANY GREEN Cards

12 Vote FOR the Ryerson Board: Vote the WHITE CARD ONLY Reject the Harbinger slate: Do NOT vote ANY GREEN CARDS

If you have any questions, require additional
assistance with voting your WHITE proxy
card, or need additional copies of proxy
material, please call MacKenzie Partners at
the phone numbers listed below
MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
Email: proxy@mackenziepartners.com
(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885

14 Addendums

Reconciliation of Certain Non-GAAP Items
LTM
($mm) 1997 (1) 1998 (1) 1999 2000 2001 2002 2003 2004 2005 2006 1H 2007 6/30/2007
Operating Profit 133.1       96.0         97.0         (4.1)          (76.0)        (7.9)          3.4           99.7         232.9       183.9       139.3       202.7
Adjustments
+ Gain on Sale of Asset (8.9)          (5.9)          (1.8)          -             (1.3)          (10.9)        -             (5.6)          (6.6)          (21.6)        (2.2)          (2.2)
+ Pension Curtailment Gain (8.9)          -             -             (4.4)          -             -             -             -             (21.0)        -             -             -
+Restructuring & Plant Closure Costs -             -             3.6           27.8         19.4         2.7           6.2           3.6           4.0           4.5           3.4           7.2
+Charge Related to Customer Bankruptcy -             -             -             16.2         -             -             -             -             -             -             -             -
+ Gain on Sales of Company Interests -             -             -             -             3.3           (4.1)          -             -             -             -             -             -
+ Write-Off -             -             -             -             1.0           -             -             -             -             -             -             -
+ Adjustment to Sale of IEMC -             -             -             -             -             8.5           -             -             -             -             -             -
EBIT 115.3       90.1         98.8         35.5         (53.6)        (11.7)        9.6           97.7         209.3       166.8       140.5       207.7
+ Depreciation & Amortization 27.7         33.2         32.1         31.8         31.8         25.0         23.9         21.1         39.2         40.0         19.7         40.0
EBITDA 143.0       123.3       130.9       67.3         (21.8)        13.3         33.5         118.8       248.5       206.8       160.2       247.7
+ LIFO expense (2) (12.7)        (41.4)        (8.0)          (22.0)        (31.3)        29.4         22.1         273.5       (62.0)        189.3       57.0         206.0
FIFO EBITDA 130.3       81.9         122.9       45.3         (53.1)        42.7         55.6         392.3       186.5       396.1       217.2       453.7
- Depreciation & Amortization 27.7         33.2         32.1         31.8         31.8         25.0         23.9         21.1         39.2         40.0         19.7         40.0
FIFO EBIT 102.6       48.7         90.8         13.5         (84.9)        17.7         31.7         371.2       147.3       356.1       197.5       413.7
Source: Company reports, 2001-2005 results restated per 2005 10-K
Notes:
1  Excludes results of Inland Steel Company operations which were sold in 1998
2 1997-2005 LIFO expense assumed equal to change in LIFO reserve year-over-year

Reconciliation of Return on Invested Capital
($mm, unless otherwise noted) 1997 (1) 1998 (1) 1999 2000 2001 2002 2003 2004 2005 2006 1H2007
FIFO EBIT (2) 102.6       48.7         90.8         13.5         (84.9)        17.7         31.7         371.2       147.3       356.1       197.5
Tax-Effected FIFO EBIT (3) 66.7         31.7         59.0         8.8           (55.2)        11.5         20.6         241.3       95.7         231.5       128.4
Average Period Short-Term Debt -             -             -             48.5         48.5         -             -             -             -             -             -
Average Period Current Portion of Long-Term Debt 4.2           3.2           -             71.3         71.3         -             -             -
Average Period Long-Term Debt 260.1       257.0       257.9       179.8       100.7       160.5       243.4       396.3       525.6       865.8       926.0
Average Period Minority Interest 58.7         58.7         29.4         -             -             -             -             -             -             -             -
Shareholders' Equity
    Shareholders' Equity 427.5       563.6       697.8       661.7       554.6       409.1       386.6       439.6       547.8       648.7       742.8
           LIFO Reserve
112.4       71.0         63.0         41.0         9.7           39.1         61.2         334.7       272.7       504.0       561.0
    + Tax-Effected LIFO Reserve (3) 73.1         46.2         41.0         26.7         6.3           25.4         39.8         217.6       177.3       327.6       364.7
FIFO Shareholders' Equity 500.6       609.8       738.8       688.4       560.9       434.5       426.4       657.2       725.1       976.3       1,107.5
Average Period FIFO Shareholders' Equity 473.1       555.2       674.3       713.6       624.6       497.7       430.4       541.8       691.1       851.5       1,035.8
Average Period FIFO Invested Capital 796.1       874.0       961.5       1,013.1    845.0       658.2       673.8       938.0       1,392.8    1,893.4    2,078.5
FIFO Return on Invested Capital (%) 8.4           3.6           6.1           0.9           (6.5)          1.7           3.1           25.7         6.9           12.2         12.0
Source: Company reports, 2001-2005 results restated per 2005 10-K
Notes:
1  Excludes results of Inland Steel Company operations which were sold in 1998
2 See reconciliation on prior page
3 Based on assumed 35% tax rate

Safe Harbor Provision
During this presentation, we will make forward-looking statements subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We assume no obligation to update the information provided in this presentation.

Proxy Solicitation
Important Information
In connection with its proposed merger with an affiliate of Platinum Equity, LLC, Ryerson plans to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to stockholders of Ryerson.
Stockholders of Ryerson are urged to read the proxy statement relating to the merger and other relevant materials when they become available because they will contain important information about the merger and Ryerson.
Security holders may obtain a free copy of the proxy statement and any other relevant documents
(when available) that Ryerson files with the SEC at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and these other documents may be accessed at www.ryerson.com or obtained free from Ryerson by directing a request to Ryerson Inc., ATTN: Investor Relations, 2621
West 15th Place, Chicago, IL 60608.
Certain Information Regarding Participants
Ryerson, its directors and executive officers may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed merger.  Security holders may obtain information regarding the names, affiliations and interests of such individuals in the
Company’s proxy statement in connection with its 2007 annual meeting of stockholders, which was filed with the SEC on July 31, 2007. To the extent holdings of the Company’s equity securities have changed since the amounts reflected in such proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Use of non-GAAP
Financial Information
The Company uses the LIFO method of inventory accounting in the
U.S., which results in a better matching of costs and revenues than the FIFO method. To supplement its consolidated condensed financial statements presented on a GAAP basis, the company has provided certain non-GAAP financial measures, in some cases adjusted to reflect the effects of valuing inventory on a FIFO basis.  While FIFO is an acceptable inventory valuation method under U.S. GAAP, the presentation of FIFO basis financial information is considered non-
GAAP financial information as the company applies LIFO inventory valuation for its financial reporting purposes.  A reconciliation of the adjustments from GAAP financial measures to non-GAAP financial measures is contained in the addendum to this presentation and may be-accessed-at
www.ryerson.com. This non-GAAP financial information
is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP.
Ryerson believes that providing these non-GAAP financial measures in addition to the related GAAP measures better enables investors to understand the company’s operating performance and also facilitates comparisons of Ryerson’s operating performance with the
performance of other companies in the industry, many of which value inventories on a FIFO basis (in whole or part).